COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
22.	COMMITMENTS AND CONTINGENCIES
In accordance with ASC 840, the following is a schedule by years of future minimum lease payments required under the operating leases that have initial or noncancelable lease terms in excess of one year as of December 31, 2021.

Fiscal year ending December 31:
2022	$3,017
2023	1,272
2024	873
2025	900
2026	927
Thereafter	1,853

Total minimum lease payments	$8,842

In July 2018, the Company assumed the operating lease for office space of the entity with which an asset purchase agreement (APA) was executed. The monthly lease payment is $75 thousand and expires in May 2023. The future minimum lease payments are included in the table above. The Company subleased the office space to a third-party in December 2018 for approximately $87 thousand per month. The sublease agreement will expire in May 2023. The sublessee terminated the sublease arrangement in the third quarter of 2022. As such, the Company recognized a loss on the remaining rental income of $500 thousand for the twelve months ended December 31, 2022 in other expenses on the consolidated statement of operations.
Litigation
In the ordinary course of business, the Company may face various claims brought by third parties and the Company may, from time to time, make claims or take legal actions to assert its rights, including intellectual property disputes, contractual disputes, and other commercial disputes. Any of these claims could subject the Company to litigation. As of December 31, 2022, there are no claims that would cause a material impact on the consolidated financial statements.
Indemnities
The Company’s directors and officers agreements require us, among other things, to indemnify the director or officer against specified expenses and liabilities, such as attorneys’ fees, judgments, fines and settlements, paid by the individual in connection with any action, suit or proceeding arising out of the individual’s status or service as our director or officer, other than liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, and to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which the individual may be entitled to indemnification by the Company. The Company also indemnifies its lessor in connection with its facility lease for certain claims arising from the use of the facilities.
These indemnities do not provide for any limitation of the maximum potential future payments the Company could be obligated to make. Historically, the Company has not incurred any payments for these obligations and, therefore, no liabilities have been recorded for these indemnities in the accompanying consolidated balance sheets.